GSMS 2004-C1 O CPR CASH FLOWS
A1

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984    CMT_2YR=1.6196   CMT_3YR=1.9941    CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period      Date         Principal       Interest          Cash Flow         Balance     Accrued Interest      Coupon
Total                410,640,000.00    57,177,183.74   467,817,183.74                     57,177,183.74
   0     15-Apr-04                0                0                0   410,640,000.00                0             0
   1     10-May-04       363,850.87     1,113,518.80     1,477,369.67   410,276,149.13     1,113,518.80         3.254
   2     10-Jun-04       326,522.32     1,112,532.16     1,439,054.47   409,949,626.82     1,112,532.16         3.254
   3     10-Jul-04       371,057.82     1,111,646.74     1,482,704.56   409,578,569.00     1,111,646.74         3.254
   4     10-Aug-04       333,378.13     1,110,640.55     1,444,018.68   409,245,190.87     1,110,640.55         3.254
   5     10-Sep-04       334,853.69     1,109,736.54     1,444,590.23   408,910,337.18     1,109,736.54         3.254
   6     10-Oct-04       375,513.94     1,108,828.53     1,484,342.48   408,534,823.24     1,108,828.53         3.254
   7     10-Nov-04       338,002.74     1,107,810.26     1,445,813.00   408,196,820.50     1,107,810.26         3.254
   8     10-Dec-04       378,575.06     1,106,893.71     1,485,468.77   407,818,245.44     1,106,893.71         3.254
   9     10-Jan-05       341,179.60     1,105,867.14     1,447,046.75   407,477,065.83     1,105,867.14         3.254
  10     10-Feb-05       342,690.09     1,104,941.98     1,447,632.07   407,134,375.74     1,104,941.98         3.254
  11     10-Mar-05       460,979.88     1,104,012.72     1,564,992.59   406,673,395.86     1,104,012.72         3.254
  12     10-Apr-05       346,262.29     1,102,762.69     1,449,024.98   406,327,133.57     1,102,762.69         3.254
  13     10-May-05       386,604.00     1,101,823.74     1,488,427.75   405,940,529.57     1,101,823.74         3.254
  14     10-Jun-05       349,512.17     1,100,775.40     1,450,287.57   405,591,017.40     1,100,775.40         3.254
  15     10-Jul-05       389,763.13     1,099,827.64     1,489,590.78   405,201,254.27     1,099,827.64         3.254
  16     10-Aug-05       352,790.76     1,098,770.73     1,451,561.49   404,848,463.51     1,098,770.73         3.254
  17     10-Sep-05       354,353.29     1,097,814.08     1,452,167.37   404,494,110.23     1,097,814.08         3.254
  18     10-Oct-05       394,469.07     1,096,853.20     1,491,322.27   404,099,641.16     1,096,853.20         3.254
  19     10-Nov-05       357,674.63     1,095,783.53     1,453,458.16   403,741,966.53     1,095,783.53         3.254
  20     10-Dec-05       397,697.68     1,094,813.63     1,492,511.31   403,344,268.85     1,094,813.63         3.254
  21     10-Jan-06       361,025.33     1,093,735.21     1,454,760.54   402,983,243.52     1,093,735.21         3.254
  22     10-Feb-06       362,624.75     1,092,756.23     1,455,380.98   402,620,618.77     1,092,756.23         3.254
  23     10-Mar-06       479,066.06     1,091,772.91     1,570,838.97   402,141,552.71     1,091,772.91         3.254
  24     10-Apr-06       366,367.33     1,090,473.84     1,456,841.17   401,775,185.38     1,090,473.84         3.254
  25     10-May-06       406,147.69     1,089,480.38     1,495,628.07   401,369,037.69     1,089,480.38         3.254
  26     10-Jun-06       369,794.91     1,088,379.04     1,458,173.95   400,999,242.78     1,088,379.04         3.254
  27     10-Jul-06       409,479.57     1,087,376.28     1,496,855.85   400,589,763.21     1,087,376.28         3.254
  28     10-Aug-06       373,252.78     1,086,265.91     1,459,518.69   400,216,510.44     1,086,265.91         3.254
  29     10-Sep-06       374,907.03     1,085,253.77     1,460,160.80   399,841,603.41     1,085,253.77         3.254
  30     10-Oct-06       414,448.95     1,084,237.15     1,498,686.10   399,427,154.46     1,084,237.15         3.254
  31     10-Nov-06       378,410.07     1,083,113.30     1,461,523.37   399,048,744.39     1,083,113.30         3.254
  32     10-Dec-06       463,480.06     1,082,087.18     1,545,567.24   398,585,264.33     1,082,087.18         3.254
  33     10-Jan-07       420,725.51     1,080,830.38     1,501,555.88   398,164,538.82     1,080,830.38         3.254
  34     10-Feb-07       422,611.94     1,079,689.51     1,502,301.45   397,741,926.88     1,079,689.51         3.254
  35     10-Mar-07       558,454.90     1,078,543.53     1,636,998.43   397,183,471.98     1,078,543.53         3.254
  36     10-Apr-07       427,028.96     1,077,029.18     1,504,058.14   396,756,443.01     1,077,029.18         3.254
  37     10-May-07       473,450.22     1,075,871.22     1,549,321.44   396,282,992.79     1,075,871.22         3.254
  38     10-Jun-07       431,073.28     1,074,587.38     1,505,660.66   395,851,919.52     1,074,587.38         3.254
  39     10-Jul-07       477,381.83     1,073,418.46     1,550,800.29   395,374,537.69     1,073,418.46         3.254
  40     10-Aug-07       435,153.78     1,072,123.95     1,507,277.73   394,939,383.91     1,072,123.95         3.254
  41     10-Sep-07       437,105.71     1,070,943.96     1,508,049.67   394,502,278.20     1,070,943.96         3.254
  42     10-Oct-07       483,246.15     1,069,758.68     1,553,004.83   394,019,032.04     1,069,758.68         3.254
  43     10-Nov-07       441,240.18     1,068,448.28     1,509,688.45   393,577,791.87     1,068,448.28         3.254
  44     10-Dec-07       487,265.41     1,067,251.78     1,554,517.19   393,090,526.46     1,067,251.78         3.254
  45     10-Jan-08       445,411.65     1,065,930.48     1,511,342.13   392,645,114.81     1,065,930.48         3.254
  46     10-Feb-08       447,410.12     1,064,722.67     1,512,132.79   392,197,704.68     1,064,722.67         3.254
  47     10-Mar-08    67,382,481.53     1,063,509.44    68,445,990.97   324,815,223.16     1,063,509.44         3.254
  48     10-Apr-08    32,344,113.16       880,790.61    33,224,903.77   292,471,110.00       880,790.61         3.254
  49     10-May-08       384,039.35       793,084.16     1,177,123.51   292,087,070.65       793,084.16         3.254
  50     10-Jun-08    33,047,539.32       792,042.77    33,839,582.09   259,039,531.33       792,042.77         3.254
  51     10-Jul-08    60,387,370.64       702,428.86    61,089,799.50   198,652,160.69       702,428.86         3.254
  52     10-Aug-08    29,500,997.38       538,678.44    30,039,675.82   169,151,163.32       538,678.44         3.254
  53     10-Sep-08     3,252,648.45       458,681.57     3,711,330.03   165,898,514.86       458,681.57         3.254
  54     10-Oct-08       392,338.31       449,861.47       842,199.78   165,506,176.55       449,861.47         3.254
  55     10-Nov-08    55,106,154.09       448,797.58    55,554,951.68   110,400,022.46       448,797.58         3.254
  56     10-Dec-08    22,443,492.35       299,368.06    22,742,860.41    87,956,530.11       299,368.06         3.254
  57     10-Jan-09    23,285,005.71       238,508.79    23,523,514.50    64,671,524.40       238,508.79         3.254
  58     10-Feb-09    29,156,353.40       175,367.62    29,331,721.02    35,515,171.00       175,367.62         3.254
  59     10-Mar-09     6,003,940.55        96,305.31     6,100,245.85    29,511,230.45        96,305.31         3.254
  60     10-Apr-09    29,511,230.45        80,024.62    29,591,255.07                0        80,024.62         3.254

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-C1 O CPR CASH FLOWS
A2

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984   CMT_2YR=1.6196   CMT_3YR=1.9941   CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period   Date        Principal          Interest       Cash Flow         Balance       Accrued Interest      Coupon
Total              190,490,000.00    48,801,840.33   239,291,840.33                     48,801,840.33
 0     15-Apr-04                0                0                0   190,490,000.00                0             0
 1     10-May-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 2     10-Jun-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 3     10-Jul-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 4     10-Aug-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 5     10-Sep-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 6     10-Oct-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 7     10-Nov-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 8     10-Dec-04                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
 9     10-Jan-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
10     10-Feb-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
11     10-Mar-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
12     10-Apr-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
13     10-May-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
14     10-Jun-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
15     10-Jul-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
16     10-Aug-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
17     10-Sep-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
18     10-Oct-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
19     10-Nov-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
20     10-Dec-05                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
21     10-Jan-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
22     10-Feb-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
23     10-Mar-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
24     10-Apr-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
25     10-May-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
26     10-Jun-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
27     10-Jul-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
28     10-Aug-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
29     10-Sep-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
30     10-Oct-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
31     10-Nov-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
32     10-Dec-06                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
33     10-Jan-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
34     10-Feb-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
35     10-Mar-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
36     10-Apr-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
37     10-May-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
38     10-Jun-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
39     10-Jul-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
40     10-Aug-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
41     10-Sep-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
42     10-Oct-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
43     10-Nov-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
44     10-Dec-07                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
45     10-Jan-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
46     10-Feb-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
47     10-Mar-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
48     10-Apr-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
49     10-May-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
50     10-Jun-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
51     10-Jul-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
52     10-Aug-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
53     10-Sep-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
54     10-Oct-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
55     10-Nov-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
56     10-Dec-08                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
57     10-Jan-09                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
58     10-Feb-09                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
59     10-Mar-09                0       627,982.03       627,982.03   190,490,000.00       627,982.03         3.956
60     10-Apr-09           946.47       627,982.03       628,928.50   190,489,053.53       627,982.03         3.956
61     10-May-09       277,865.56       627,978.91       905,844.47   190,211,187.97       627,978.91         3.956
62     10-Jun-09       251,778.40       627,062.88       878,841.28   189,959,409.57       627,062.88         3.956
63     10-Jul-09       280,277.09       626,232.85       906,509.95   189,679,132.48       626,232.85         3.956
64     10-Aug-09       254,281.71       625,308.87       879,590.58   189,424,850.77       625,308.87         3.956
65     10-Sep-09       255,477.52       624,470.59       879,948.11   189,169,373.25       624,470.59         3.956
66     10-Oct-09       283,873.81       623,628.37       907,502.18   188,885,499.43       623,628.37         3.956
67     10-Nov-09       258,015.32       622,692.53       880,707.85   188,627,484.11       622,692.53         3.956
68     10-Dec-09       286,341.36       621,841.94       908,183.30   188,341,142.75       621,841.94         3.956
69     10-Jan-10       260,576.79       620,897.97       881,474.76   188,080,565.96       620,897.97         3.956
70     10-Feb-10       261,802.36       620,038.93       881,841.29   187,818,763.59       620,038.93         3.956
71     10-Mar-10       344,003.24       619,175.86       963,179.10   187,474,760.35       619,175.86         3.956
72     10-Apr-10       264,655.60       618,041.79       882,697.40   187,210,104.75       618,041.79         3.956
73     10-May-10       292,797.83       617,169.31       909,967.14   186,917,306.92       617,169.31         3.956
74     10-Jun-10       267,279.01       616,204.06       883,483.07   186,650,027.91       616,204.06         3.956
75     10-Jul-10     3,451,344.87       615,322.93     4,066,667.79   183,198,683.04       615,322.93         3.956
76     10-Aug-10    29,014,697.37       603,944.99    29,618,642.36   154,183,985.67       603,944.99         3.956
77     10-Sep-10    50,250,859.37       508,293.21    50,759,152.58   103,933,126.30       508,293.21         3.956
78     10-Oct-10       198,202.83       342,632.87       540,835.71   103,734,923.46       342,632.87         3.956
79     10-Nov-10   103,734,923.46       341,979.46   104,076,902.93                0       341,979.46         3.956

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-C1 O CPR CASH FLOWS
B

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984   CMT_2YR=1.6196   CMT_3YR=1.9941   CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period    Date       Principal        Interest       Cash Flow        Balance       Sched Princ   Accrued Interest     Coupon
Total              20,076,000.00    5,453,785.22   25,529,785.22                   20,076,000.00    5,453,785.22
   0    15-Apr-04              0               0               0   20,076,000.00               0               0            0
   1    10-May-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   2    10-Jun-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   3    10-Jul-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   4    10-Aug-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   5    10-Sep-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   6    10-Oct-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   7    10-Nov-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   8    10-Dec-04              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
   9    10-Jan-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  10    10-Feb-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  11    10-Mar-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  12    10-Apr-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  13    10-May-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  14    10-Jun-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  15    10-Jul-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  16    10-Aug-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  17    10-Sep-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  18    10-Oct-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  19    10-Nov-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  20    10-Dec-05              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  21    10-Jan-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  22    10-Feb-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  23    10-Mar-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  24    10-Apr-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  25    10-May-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  26    10-Jun-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  27    10-Jul-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  28    10-Aug-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  29    10-Sep-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  30    10-Oct-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  31    10-Nov-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  32    10-Dec-06              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  33    10-Jan-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  34    10-Feb-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  35    10-Mar-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  36    10-Apr-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  37    10-May-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  38    10-Jun-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  39    10-Jul-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  40    10-Aug-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  41    10-Sep-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  42    10-Oct-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  43    10-Nov-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  44    10-Dec-07              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  45    10-Jan-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  46    10-Feb-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  47    10-Mar-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  48    10-Apr-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  49    10-May-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  50    10-Jun-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  51    10-Jul-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  52    10-Aug-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  53    10-Sep-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  54    10-Oct-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  55    10-Nov-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  56    10-Dec-08              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  57    10-Jan-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  58    10-Feb-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  59    10-Mar-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  60    10-Apr-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  61    10-May-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  62    10-Jun-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  63    10-Jul-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  64    10-Aug-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  65    10-Sep-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  66    10-Oct-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  67    10-Nov-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  68    10-Dec-09              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  69    10-Jan-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  70    10-Feb-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  71    10-Mar-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  72    10-Apr-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  73    10-May-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  74    10-Jun-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  75    10-Jul-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  76    10-Aug-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  77    10-Sep-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  78    10-Oct-10              0       68,208.21       68,208.21   20,076,000.00               0       68,208.21        4.077
  79    10-Nov-10     845,202.89       68,208.21      913,411.10   19,230,797.11      845,202.89       68,208.21        4.077
  80    10-Dec-10  19,230,797.11       65,336.63   19,296,133.75               0   19,230,797.11       65,336.63        4.077

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private
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in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding
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representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-C1 O CPR CASH FLOWS
C

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984   CMT_2YR=1.6196   CMT_3YR=1.9941   CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period   Date     Principal          Interest      Cash Flow       Balance      Sched Princ  Accrued Interest    Coupon
Total            7,808,000.00      2,152,209.26   9,960,209.26                  7,808,000.00   2,152,209.26
   0    15-Apr-04              0              0              0   7,808,000.00              0              0           0
   1    10-May-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   2    10-Jun-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   3    10-Jul-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   4    10-Aug-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   5    10-Sep-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   6    10-Oct-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   7    10-Nov-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   8    10-Dec-04              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
   9    10-Jan-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  10    10-Feb-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  11    10-Mar-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  12    10-Apr-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  13    10-May-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  14    10-Jun-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  15    10-Jul-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  16    10-Aug-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  17    10-Sep-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  18    10-Oct-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  19    10-Nov-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  20    10-Dec-05              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  21    10-Jan-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  22    10-Feb-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  23    10-Mar-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  24    10-Apr-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  25    10-May-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  26    10-Jun-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  27    10-Jul-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  28    10-Aug-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  29    10-Sep-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  30    10-Oct-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  31    10-Nov-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  32    10-Dec-06              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  33    10-Jan-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  34    10-Feb-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  35    10-Mar-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  36    10-Apr-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  37    10-May-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  38    10-Jun-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  39    10-Jul-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  40    10-Aug-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  41    10-Sep-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  42    10-Oct-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  43    10-Nov-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  44    10-Dec-07              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  45    10-Jan-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  46    10-Feb-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  47    10-Mar-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  48    10-Apr-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  49    10-May-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  50    10-Jun-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  51    10-Jul-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  52    10-Aug-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  53    10-Sep-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  54    10-Oct-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  55    10-Nov-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  56    10-Dec-08              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  57    10-Jan-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  58    10-Feb-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  59    10-Mar-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  60    10-Apr-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  61    10-May-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  62    10-Jun-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  63    10-Jul-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  64    10-Aug-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  65    10-Sep-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  66    10-Oct-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  67    10-Nov-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  68    10-Dec-09              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  69    10-Jan-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  70    10-Feb-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  71    10-Mar-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  72    10-Apr-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  73    10-May-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  74    10-Jun-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  75    10-Jul-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  76    10-Aug-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  77    10-Sep-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  78    10-Oct-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  79    10-Nov-10              0      26,774.93      26,774.93   7,808,000.00              0      26,774.93       4.115
  80    10-Dec-10   4,829,261.01      26,774.93   4,856,035.94   2,978,738.99   4,829,261.01      26,774.93       4.115
  81    10-Jan-11   2,978,738.99      10,214.59   2,988,953.58              0   2,978,738.99      10,214.59       4.115

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-C1 O CPR CASH FLOWS
D

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984   CMT_2YR=1.6196   CMT_3YR=1.9941   CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period     Date        Principal        Interest       Cash Flow        Balance       Sched Princ   Accrued Interest    Coupon
Total                16,730,000.00    4,704,559.65   21,434,559.65                   16,730,000.00    4,704,559.65
   0     15-Apr-04               0               0               0   16,730,000.00               0               0           0
   1     10-May-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   2     10-Jun-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   3     10-Jul-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   4     10-Aug-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   5     10-Sep-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   6     10-Oct-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   7     10-Nov-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   8     10-Dec-04               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
   9     10-Jan-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  10     10-Feb-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  11     10-Mar-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  12     10-Apr-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  13     10-May-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  14     10-Jun-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  15     10-Jul-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  16     10-Aug-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  17     10-Sep-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  18     10-Oct-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  19     10-Nov-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  20     10-Dec-05               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  21     10-Jan-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  22     10-Feb-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  23     10-Mar-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  24     10-Apr-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  25     10-May-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  26     10-Jun-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  27     10-Jul-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  28     10-Aug-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  29     10-Sep-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  30     10-Oct-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  31     10-Nov-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  32     10-Dec-06               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  33     10-Jan-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  34     10-Feb-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  35     10-Mar-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  36     10-Apr-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  37     10-May-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  38     10-Jun-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  39     10-Jul-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  40     10-Aug-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  41     10-Sep-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  42     10-Oct-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  43     10-Nov-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  44     10-Dec-07               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  45     10-Jan-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  46     10-Feb-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  47     10-Mar-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  48     10-Apr-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  49     10-May-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  50     10-Jun-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  51     10-Jul-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  52     10-Aug-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  53     10-Sep-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  54     10-Oct-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  55     10-Nov-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  56     10-Dec-08               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  57     10-Jan-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  58     10-Feb-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  59     10-Mar-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  60     10-Apr-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  61     10-May-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  62     10-Jun-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  63     10-Jul-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  64     10-Aug-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  65     10-Sep-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  66     10-Oct-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  67     10-Nov-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  68     10-Dec-09               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  69     10-Jan-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  70     10-Feb-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  71     10-Mar-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  72     10-Apr-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  73     10-May-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  74     10-Jun-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  75     10-Jul-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  76     10-Aug-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  77     10-Sep-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  78     10-Oct-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  79     10-Nov-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  80     10-Dec-10               0       58,080.98       58,080.98   16,730,000.00               0       58,080.98       4.166
  81     10-Jan-11   16,730,000.00       58,080.98   16,788,080.98               0   16,730,000.00       58,080.98       4.166

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-C1 O CPR CASH FLOWS
E

0 CPY
CMT_3MO=0.9399   CMT_6MO=0.9984   CMT_2YR=1.6196   CMT_3YR=1.9941   CMT_5YR=2.8460   CMT_10YR=3.8901   CMT_30YR=4.8118

Period     Date        Principal        Interest       Cash Flow       Balance        Sched Princ   Accrued Interest    Coupon
Total                12,268,000.00    3,515,242.05   15,783,242.05                   12,268,000.00    3,515,242.05
   0     15-Apr-04               0               0               0   12,268,000.00               0               0           0
   1     10-May-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   2     10-Jun-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   3     10-Jul-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   4     10-Aug-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   5     10-Sep-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   6     10-Oct-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   7     10-Nov-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   8     10-Dec-04               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
   9     10-Jan-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  10     10-Feb-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  11     10-Mar-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  12     10-Apr-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  13     10-May-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  14     10-Jun-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  15     10-Jul-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  16     10-Aug-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  17     10-Sep-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  18     10-Oct-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  19     10-Nov-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  20     10-Dec-05               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  21     10-Jan-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  22     10-Feb-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  23     10-Mar-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  24     10-Apr-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  25     10-May-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  26     10-Jun-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  27     10-Jul-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  28     10-Aug-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  29     10-Sep-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  30     10-Oct-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  31     10-Nov-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  32     10-Dec-06               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  33     10-Jan-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  34     10-Feb-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  35     10-Mar-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  36     10-Apr-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  37     10-May-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  38     10-Jun-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  39     10-Jul-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  40     10-Aug-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  41     10-Sep-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  42     10-Oct-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  43     10-Nov-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  44     10-Dec-07               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  45     10-Jan-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  46     10-Feb-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  47     10-Mar-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  48     10-Apr-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  49     10-May-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  50     10-Jun-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  51     10-Jul-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  52     10-Aug-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  53     10-Sep-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  54     10-Oct-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  55     10-Nov-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  56     10-Dec-08               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  57     10-Jan-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  58     10-Feb-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  59     10-Mar-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  60     10-Apr-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  61     10-May-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  62     10-Jun-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  63     10-Jul-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  64     10-Aug-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  65     10-Sep-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  66     10-Oct-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  67     10-Nov-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  68     10-Dec-09               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  69     10-Jan-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  70     10-Feb-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  71     10-Mar-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  72     10-Apr-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  73     10-May-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  74     10-Jun-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  75     10-Jul-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  76     10-Aug-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  77     10-Sep-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  78     10-Oct-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  79     10-Nov-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  80     10-Dec-10               0       43,398.05       43,398.05   12,268,000.00               0       43,398.05       4.245
  81     10-Jan-11   12,268,000.00       43,398.05   12,311,398.05               0   12,268,000.00       43,398.05       4.245

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